UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

Synacor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33843	16-1542712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300, Buffalo, New York		14202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 853-1362

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement to Acquire Assets from Zimbra, Inc.

On August 18, 2015, Synacor, Inc. (“Synacor”) and Sync Holdings, LLC, its wholly-owned subsidiary, entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Zimbra, Inc. (“Zimbra”). Under the terms of the Asset Purchase Agreement, Synacor will acquire assets (the “Acquisition”) related to Zimbra’s email collaboration products and services business (the “Purchased Business”).

In consideration for the Purchased Business, Synacor will issue to Zimbra 3,000,000 shares of its Common Stock (the “Stock Consideration”) and warrants to purchase 600,000 shares of Common Stock (the “Warrants”); provided, that 600,000 shares of Common Stock and warrants to purchase 120,000 shares of Common Stock will be initially withheld by Synacor (such withheld shares and warrants, the “Holdback Fund”) to secure Zimbra’s indemnification obligations under the Asset Purchase Agreement. The exercise price of the warrants will be $3.00 per share. Additionally, Synacor will pay Zimbra $17,310,000 in cash (the “Cash Consideration”) at the closing of the Acquisition, and Zimbra will be eligible to receive up to an additional $2.0 million in cash upon the satisfaction of certain business performance milestones after the closing, as further described in the Asset Purchase Agreement (the “Earnout Consideration”). The aggregate value of the Stock Consideration, the Warrants, the Cash Consideration and the Earnout Consideration is referred to as the “Purchase Price.”

Additionally, Synacor will assume certain obligations of Zimbra, including the performance of Zimbra’s post-closing obligations under contracts assigned to Synacor.

In connection with the Acquisition, Zimbra and Patrick Brandt, the Chairman of Zimbra, will agree that, for a period of three years following the closing of the Acquisition, they shall not compete with Synacor in the email business.

The Asset Purchase Agreement contains customary representations, warranties and covenants. The consummation of the Acquisition is dependent upon the satisfaction or waiver of a number of customary closing conditions, including receipt of required third party consents. The Asset Purchase Agreement may be terminated at any time prior to the date of closing by mutual agreement of Zimbra and Synacor, or by either Zimbra or Synacor if the other party fails to satisfy the applicable closing conditions under the Asset Purchase Agreement by November 16, 2015. The Asset Purchase Agreement also contains a “standstill” agreement whereby Zimbra agrees, among other things, not to acquire additional shares of Synacor’s Common Stock and a voting agreement whereby Zimbra agrees to vote its shares of Synacor’s Common Stock in accordance with the recommendations of a majority of Synacor’s Board of Directors.

Pursuant to the terms of the Agreement, Zimbra will indemnify Synacor and its affiliated parties for breaches of its representations and warranties, breaches of covenants and certain other matters. The representations and warranties set forth in the Agreement generally survive for 18 months following the closing of the Acquisition (the “Holdback Release Date”), with longer survival periods with respect to certain fundamental representations and warranties. Any shares and warrants remaining in the Holdback Fund and not subject to pending indemnification claims shall be issued to Zimbra promptly after the Holdback Release Date. Zimbra’s indemnification obligations generally are subject to a de minimus claim threshold of $100,000 and are capped at 15% of the Purchase Price (the “Indemnification Cap”) for breaches of representations and warranties other than fundamental representations and warranties. Synacor may also offset the value of any indemnification claims against any unpaid Earnout Consideration.

In connection with the Acquisition, Zimbra will agree not to sell, transfer or otherwise dispose of any portion of the Stock Consideration until the first anniversary of the closing. Upon the first anniversary of the closing, the restrictions shall lapse with respect to 1/6th of the Stock Consideration, and upon the completion of each of the five months thereafter, the restrictions shall lapse with respect to an additional 1/6th of the Stock Consideration. Following the lapse of such restrictions, Zimbra may transfer the Stock Consideration solely to its stockholders.

The Warrants, when issued, will have a term of three years following the closing and will not be exercisable until the first anniversary of the closing. Upon the first anniversary of the closing, the Warrants will become exercisable with respect to 1/6th of the shares underlying the Warrants, and upon the completion of each of the five months thereafter, the Warrants will become exercisable with respect to an additional 1/6th of the shares underlying the Warrants.

The description of the Asset Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement that will be filed as an exhibit to Synacor’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015.

Amendment to Rights Agreement

Item 3.03 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Item 1.01 is incorporated herein by reference. The Stock Consideration and the Warrants are expected to be issued through a private placement to an accredited investor in a transaction exempt from registration pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

On August 18, 2015, Synacor entered into the First Amendment to the Rights Agreement (the “Rights Agreement Amendment”) with American Stock Transfer & Trust Company, LLC (the “Rights Agent”). The Rights Agreement Amendment amends, effective as of August 18, 2015, that certain Rights Agreement (the “Rights Agreement”) dated as of July 14, 2014 between Synacor and the Rights Agent to provide that (i) issuances of securities under plans, contracts or arrangements approved by Synacor’s Board of Directors (the “Board”) or its compensation committee as compensation for service as a director, employee or consultant of Synacor or any of its subsidiaries will not trigger the exercisability of rights or other provisions of the Rights Agreement and (ii) issuances of securities in consideration for the acquisition of assets or a business in a transaction approved by the Board will not trigger the exercisability of rights or other provisions of the Rights Agreement.

The Rights Agreement Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The description of the Rights Agreement Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 7.01. Regulation FD Disclosure.

On August 18, 2015, Synacor issued a press release relating to the Acquisition and the amendment of the Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	First Amendment to the Rights Agreement dated August 18, 2015 by and between Synacor, Inc. and American Stock Transfer & Trust Company, LLC as rights agent.

99.1	Press Release of Synacor, Inc. dated August 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNACOR, INC.

Date: August 18, 2015	By:	/s/ WILLIAM J. STUART
William J. Stuart
Chief Financial Officer and Secretary